UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

THE MACERICH COMPANY

(Exact name of registrant as specified in its charter)

Maryland	1-12504	95-4448705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code (310) 394-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock of The Macerich Company, $0.01 par value per share	MAC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE.

On June 24, 2025, The Macerich Company (the “Company”) made available on the Investor Relations section of its website, investing.macerich.com, an investor presentation describing the Company’s acquisition of the Crabtree Mall located in Raleigh, NC. A copy of the presentation is attached hereto as Exhibit 99.1. The Company also issued a press release relating to the acquisition on June 24, 2025. A copy of the press release is attached hereto as Exhibit 99.2. The information set forth in this Item 7.01, in the presentation attached hereto as Exhibit 99.1 and in the press release attached hereto as Exhibit 99.2, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

ITEM 8.01	OTHER EVENTS.

As noted above, on June 24, 2025 the Company announced the acquisition of Crabtree Mall, a Class A mall totaling approximately 1.3 million square feet in Raleigh, NC for a purchase price of $290 million. The Company funded the acquisition with cash on hand and $100.0 million of borrowings under its revolving credit facility.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION

99.1	Investor Presentation

99.2	Press Release dated June 24, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY

By: Daniel E. Swanstrom II

June 24, 2025	/s/ Daniel E. Swanstrom II
Date	Senior Executive Vice President, Chief Financial Officer and Treasurer